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                                                                  EXHIBIT 10.5.4

                               AMENDMENT NO. 4 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT


         This Amendment No. 4 ("Amendment No. 4") to the ORBCOMM System Procurement Agreement is entered into this 31st day of March, 1998 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH

         WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1, No. 2 and No. 3 thereto; and

         WHEREAS, the terms associated with the option to procure an additional Pegasus launch vehicle have expired; and

         WHEREAS, the parties wish to further amend the Procurement Agreement to provide for the launch of a fourth plane of satellites into an equatorial orbit using the Pegasus launch vehicle.

         NOW THEREFORE, the parties agree as follows:

                            ARTICLE 1 - DEFINITIONS

         Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

         Section 2.1 Section 3.1 of the Procurement Agreement shall be amended to add a new paragraph (d) immediately following paragraph (c) that reads as follows:

         "(d)    One (1) Pegasus XL Launch Vehicle                 $ 26,500,000
                          Launch Service (0 Degree Inclination)"

         Section 2.2 Section 3.2(a) of the Procurement Agreement shall be deleted in its entirety and the remaining paragraph of Section 3.2 shall be amended by deleting the "(b)" paragraph designation.

         Section 2.3 Section 4.1(b)(i) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:





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         "(i)    Orbital shall be entitled to invoice ORBCOMM Global on a
monthly basis for a maximum of 90% of its costs incurred during such month plus, to exclude costs associated with Section 3.1(a)(iv), Section 3.1(c) and
Section 3.1(d), to the extent permitted by Section 4.1(f), such portion of the cost in excess of the maximum amount to be invoiced to ORBCOMM Global in accordance with such Section 4.1(f) and not previously invoiced and paid; provided however that Orbital shall not be entitled to invoice ORBCOMM Global under Section 4.1(a) and this Section 4.1(b)(i) in a cumulative total amount greater than $125,884,929."

         Section 2.4 Section 4.1(b) of the Procurement Agreement shall be amended to add a new subparagraph (iii) immediately following subparagraph (ii) that reads as follows:

         "(iii) Orbital shall be entitled to invoice ORBCOMM Global for costs associated with Section 3.1(c) as follows:

         PAYMENT DATE                                          AMOUNT
         ------------                                          ------
         October 1, 1998                                    $ 1,500,000
         January 1, 1999                                    $ 2,000,000
         April 1, 1999                                      $ 2,000,000
         July 1, 1999                                       $ 2,000,000
         October 1, 1999                                    $ 5,000,000
         The Earlier of March 31, 2000                      $14,000,000*
           Or Launch of Fourth Plane"

         *If the launch is delayed beyond March 31, 2000 due to the unavailability of the Satellites, Orbital shall be entitled to invoice ORBCOMM at the monthly rate of $1,000,000, beginning on April 30, 2000, with the balance due on launch. In no event shall Orbital be entitled to invoice ORBCOMM in an amount to exceed $14,000,000.

         Section 2.5 The first sentence of Section 4.4 of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

         "Subject to the foregoing, Orbital shall be entitled to submit to ORBCOMM Global at the address below monthly invoices covering the amounts as described in Subsection 4.1(b)(i), invoices covering the amounts set forth in Subsections 4.1(b)(ii) and 4.1(b)(iii) or invoices for Category A and Category B Milestone payments, in each case certified by the Vice-President and Controller of Orbital or by any other officer designated by the Vice-President and Controller of Orbital in the form provided for in Schedule 4.4."

         Section 2.6 Section 5.1(b)(iv) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

         "(iv)   Satellites 25 - 26 and Launch Vehicle Feb. 1998
                 Launch Service (Taurus)"





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         Section 2.7      Section 5.1(b) of the Procurement Agreement shall be
amended to add a new subparagraph (v) immediately following subparagraph (iv) that reads as follows:

         "(v)    Satellites 27 - 34 and Launch Vehicle             Jul. 1999
                 Launch Service No. 4"

         Section 2.8 Section 16.8(a) of the Procurement Agreement shall be deleted in its entirety, and the remaining paragraphs of Section 16.8 shall be sequentially renumbered.

         Section 2.9 Exhibit A, Part 2 of the Procurement Agreement shall be amended to add Attachment 1, Statement of Work and Specification for the ORBCOMM-4 Launch Services as set forth in Exhibit A hereto.

                           SECTION 3 - MISCELLANEOUS

         Section 3.1 This Amendment No. 4 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

         Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 4.





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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 as of the day and year first above written.

                                 ORBCOMM GLOBAL, L.P.


                                 By:
                                    ------------------------------
                                 Name:   Scott L. Webster
                                 Title:  Chairman & Chief Executive Officer



                                 ORBITAL SCIENCES CORPORATION


                                 By:
                                    ------------------------------
                                 Name:   Jeffrey V. Pirone
                                 Title:  Executive Vice President &
                                         Chief Financial Officer





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                                   EXHIBIT A

                                       TO

                                AMENDMENT NO. 4